UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Municipal High Income Fund

A N N U A L   R E P O R T

JULY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period ended July 31, 2007. After expanding 2.4% in the second quarter of 2006, U.S. gross domestic product (“GDP”) [i] increased 1.1% in the third quarter and 2.1% in the fourth quarter of 2006ii. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offse t by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”) iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three

Legg Mason Partners Municipal High Income Fund	I

months of 2007, yields moved steadily higher over much of the second quarter of the year. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid-June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended July 31, 2007. Over that period, the Lehman Brothers Municipal Bond Index[v] and the Lehman Brothers U.S. Aggregate Indexvi returned 4.27% and 5.58%, respectively.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective May 17, 2007, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Joseph P. Deane. Messrs. Leech and Walsh have been employed with Western Asset Management Company (“Western Asset”) for at least the past five years. Messrs. Amodeo, Fare and Deane joined Western Asset in 2005. The team is responsible for overseeing the day-to-day operations of the Fund.

II	Legg Mason Partners Municipal High Income Fund

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•          Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•          New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•          Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance

Legg Mason Partners Municipal High Income Fund	III

with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: U.S. Department of Commerce Bureau of Economic Analysis, 08/30/07.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Partners Municipal High Income Fund

Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Over the 12-month period ended July 31, 2007, there were several instances of increased volatility in the bond market. These were often triggered by changing perceptions regarding the economy, inflation and the monetary policy of the Federal Reserve Board (“Fed”)i. As credit spreads tightened, the managers focused on limiting exposure to lower grade credits anticipating spreads eventually widening. This caused the credit quality of the portfolio to be upgraded through fiscal year end.

The municipal market generated positive results during the fiscal year, amid continued robust new supply. In 2006, municipal new issue volume reached $383 billion and marked the second largest year ever in public finance history. Year-to-date through July 31, 2007, new issuance of municipal obligations is significantly higher than during the first seven months of 2006ii. Should this pace continue, new issuance in 2007 will eclipse the all-time record set in 2005. The abundance of new issuance has been due, in part, to an increase in refunded debt as municipalities take advantage of relatively low interest rates. This new supply was largely met by solid demand from individual and institutional investors.

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	1

Performance Review

For the 12 months ended July 31, 2007, Class A shares of Legg Mason Partners Municipal High Income Fund, excluding sales charges, returned 6.06%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexiii, returned 4.27% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 increased 4.38% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)
	6 Months	12 Months

Municipal High Income Fund — Class A Shares	2.05%	6.06%

Lehman Brothers Municipal Bond Index	1.17%	4.27%

Lipper High Yield Municipal Debt Funds Category Average	0.44%	4.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 1.78% and Class C shares returned 1.78% over the six months ended July 31, 2007. Excluding sales charges,Class B shares returned 5.45% and Class C shares returned 5.46% over the 12 months ended July 31, 2007. Performance of Class I shares is not shown because Class I only recently commenced operations. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for Class A, B, C and I shares were 4.62%, 4.33%, 4.30% and 5.01%, respectively, for the period ending July 31, 2007. Current expense reimbursements and/or fee waivers are voluntary and may be reduced at any time. Absent current expense reimbursements and/or fee waivers, the 30-day SEC yields for all classes are unchanged. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A,Class B, Class C and Class I shares were 0.87%, 1.38%, 1.43% and 0.72%, respectively.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 94 funds for the six-month period and among the 87 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund performed well during the reporting period. Overall, our strategy of overweighting high quality sectors and underweighting their lower quality counterparts enhanced results. This positioning was particularly beneficial in June and July 2007, as credit spreads widened. We also maintained a defensive posture in terms of the Fund’s durationiv. In particular, we made opportunistic use of hedging techniques to control the Fund’s duration. This also contributed to performance. Finally, an overweight to the pre-refunded sector boosted the Fund’s results.

What were the leading detractors from performance?

A. While maintaining a higher quality portfolio was beneficial during the year as a whole, a slight overweight to higher quality healthcare issues hurt the Fund’s performance late in the period.

Q.	Were there any significant changes to the Fund during the reporting period?
A.	There were no significant changes during the reporting period.

Thank you for your investment in the Legg Mason Partners Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 13, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Source: The Bond Buyer, 7/07.
iii	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points.Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Hospitals

Pre-Refunded

Education

Miscellaneous

General Obligation

Transportation

Industrial Development

20.9%

15.5%

11.9%

9.0%

8.5%

6.4%

3.8%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

July 31, 2007

Utilities

4.6%

5.7%

Life Care Systems

0.6%

0.7%

2.4%

2.5%

3.7%

3.1%

0.1%

0.2%

0.4%

Housing: Single-Family

Government Facilities

Solid Waste

Water & Sewer

Cogeneration Facilities

Pollution Control

Tax Allocation

Housing: Multi-Family

Public Facilities

4	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2007 and held for the six months ended July 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio (3)	Expenses Paid During the Period(4)

Class A	2.05%	$1,000.00	$1,020.50	0.84%	$4.21

Class B	1.78	1,000.00	1,017.80	1.37	6.85

Class C	1.78	1,000.00	1,017.80	1.38	6.90

Class I(5)	0.53	1,000.00	1,005.30	0.66	2.41

(1)	For the six months ended July 31, 2007, unless otherwise noted.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	For the period March 20, 2007 (commencement of operations) to July 31, 2007.

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio (2)	Expenses Paid During the Period(3)

Class A	5.00%	$1,000.00	$1,020.63	0.84%	$4.21

Class B	5.00	1,000.00	1,018.00	1.37	6.85

Class C	5.00	1,000.00	1,017.95	1.38	6.90

Class I(5)	5.00	1,000.00	1,015.81	0.66	2.42

(1)	For the six months ended July 31, 2007, unless otherwise noted.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period March 20, 2007 (commencement of operations) to July 31, 2007.

6	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)

	Class A	Class B	Class C	Class I

Twelve Months Ended 7/31/07	6.06%	5.45%	5.46%	N/A

Five Years Ended 7/31/07	5.58	5.04	4.99	N/A

Ten Years Ended 7/31/07	4.58	4.04	3.99	N/A

Inception* through 7/31/07	5.43	6.36	5.38	0.53%

	With Sales Charges(3)

	Class A(4)	Class B	Class C	Class I

Twelve Months Ended 7/31/07	1.56%	0.95%	4.46%	N/A

Five Years Ended 7/31/07	4.67	4.88	4.99	N/A

Ten Years Ended 7/31/07	4.13	4.04	3.99	N/A

Inception* through 7/31/07	5.12	6.36	5.38	0.53%

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (7/31/97 through 7/31/07)	56.54%

Class B (7/31/97 through 7/31/07)	48.64

Class C (7/31/97 through 7/31/07)	47.84

Class I (Inception* through 7/31/07)	0.53

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.
*	Inception dates for Class A, B, C and I shares are November 6, 1992, September 16, 1985, November 17, 1994 and March 20, 2007, respectively.

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	7

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index† (July 1997 - July 2007)

$25,000

20,000

15,000

10,000

5,000

0

7/97

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

7/06

7/07

$16,652

$14,864

Lehman Brothers Municipal Bond Index

Legg Mason Partners Municipal High Income Fund – Class B Shares

†

Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1997, assuming reinvestment of distributions, including returns of capital, if any, at net asset value through July 31, 2007. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007)
LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

Face Amount	Security	Value

MUNICIPAL BONDS — 99.3%
Alabama — 0.7%
$2,980,000	Baldwin County, AL, Board of Education, AMBAC-Insured, 5.000% due 6/1/26	$3,089,635

Alaska — 1.5%
2,300,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (a)	2,499,686
	Alaska State Housing Financial Corp., General Housing, Series B, MBIA-Insured:
1,500,000	5.250% due 12/1/25	1,583,565
3,000,000	5.250% due 12/1/30	3,156,990

	Total Alaska	7,240,241

Arizona — 1.7%
2,900,000	Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, Call 7/1/10 @ 101, 6.625% due 7/1/20 (b)	3,124,460
3,500,000	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.625% due 12/1/29	3,825,220
1,100,000	Pima County, AZ, IDA, Series A, Educational Revenue, Noah Webster Basic, 6.125% due 12/15/34	1,142,449

	Total Arizona	8,092,129

Arkansas — 1.2%
	Arkansas State Development Financing Authority:
4,000,000	Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100,7.375% due 2/1/29 (b)	4,333,280
1,000,000	Industrial Facilities Revenue, Potlatch Corp. Projects,Series A, 7.750% due 8/1/25 (a)	1,117,070

	Total Arkansas	5,450,350

California — 14.5%
6,000,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	6,169,860
	California EFA Revenue, College and University Financing Program:
1,440,000	5.000% due 2/1/12	1,458,475
1,595,000	5.000% due 2/1/14	1,604,650
1,670,000	5.000% due 2/1/15	1,677,248
	California State Department of Water Resources & Power Supply Revenue, Series A:
5,000,000	AMBAC-Insured, Call 5/1/12 @ 101,5.500% due 5/1/16 (b)	5,418,700
5,000,000	MBIA-IBC-Insured, Call 5/1/12 @ 101,5.375% due 5/1/21 (b)	5,391,750
	California State, GO:
	Call 4/1/14 @ 100:
1,690,000	5.500% due 4/1/30 (b)	1,852,375
90,000	5.500% due 4/1/30 (b)	98,647
18,500,000	Various Purpose, 5.000% due 9/1/35	18,957,875

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	9

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

California — 14.5% (continued)
	California Statewide CDA Revenue:
$1,000,000	East Campus Apartments LLC, Series A, 5.625% due 8/1/34	$1,042,100
2,500,000	East Valley Tourist Project, Series A, 9.250% due 10/1/20	2,701,050
	Senior Living-Presbyterian Homes, Series A:
1,920,000	4.750% due 11/15/26	1,863,206
6,000,000	4.875% due 11/15/36	5,804,280
2,000,000	Glendale, CA, Electric Works Revenue, Series 2003, MBIA-Insured, 5.000% due 2/1/32	2,056,040
	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue:
2,000,000	Series 2003-A-1, Call 6/1/13 @ 100, 6.750% due 6/1/39 (b)	2,293,320
3,150,000	Series 2003-A-5, Call 6/1/13 @ 100, 7.875% due 6/1/42 (b)	3,795,026
1,000,000	Los Angeles, CA, USD, GO, Series A, MBIA-Insured, Call 7/1/13 @ 100, 5.250% due 7/1/19 (b)	1,075,540
1,250,000	Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project, 5.000% due 9/1/36	1,248,050
220,000	State of California, GO, Call 4/1/14 @ 100, 5.500% due 4/1/30 (b)	241,138
3,000,000	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	3,117,540

	Total California	67,866,870

Colorado — 3.1%
1,000,000	Beacon Point Metropolitan District, GO, Series A, 6.250% due 12/1/35	1,048,120
	Colorado Educational & Cultural Facilities Authority Revenue:
	Charter School:
1,370,000	Peak to Peak Project, Call 8/15/11 @ 100, 7.500% due 8/15/21 (b)	1,518,316
1,500,000	Refunding, Jefferson Project, Series A, 6.000% due 6/15/33	1,518,330
470,000	University of Denver Project, Series B, FGIC-Insured, Call 3/1/16 @ 100, 5.250% due 3/1/23 (b)	511,219
2,030,000	Unrefunded, University of Denver Project, Series B, FGIC-Insured, 5.250% due 3/1/23	2,197,333
	Colorado Health Facilities Authority Revenue:
2,000,000	Christian Living Communities Project, Series A, 5.750% due 1/1/37	2,034,760
1,000,000	Parkview Medical Center Project, 6.600% due 9/1/25	1,078,550
1,000,000	High Plains, CO, Metropolitan District, GO, Series A, 6.250% due 12/1/35	1,054,940
10,000,000	Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Senior Bonds, Series B, AMBAC-Insured, zero coupon bond to yield 6.290% due 6/15/31	2,481,700
1,000,000	Southlands, CO, Metropolitan District No. 1, GO, Call 12/1/14 @ 100, 7.125% due 12/1/34 (b)	1,082,540

	Total Colorado	14,525,808

Connecticut — 0.9%
4,000,000	Connecticut State Development Authority, IDR, AFCO Cargo LLC Project, 8.000% due 4/1/30 (a)	4,313,600

Delaware — 0.2%
1,000,000	New Castle County, DE, Revenue, Newark Charter School Inc. Project, 5.000% due 9/1/36	976,000

See Notes to Financial Statements.

10	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

District of Columbia — 0.2%
$1,000,000	District of Columbia COP, District Public Safety & Emergency, AMBAC-Insured, 5.500% due 1/1/19	$1,071,200

Florida — 5.5%
1,000,000	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,081,010
3,000,000	Capital Projects Finance Authority, FL, Continuing Care Retirement Glenridge on Palmer Ranch, Series A, Call 6/1/12 @ 102, 8.000% due 6/1/32 (b)	3,527,190
2,335,000	Florida Municipal Loan Council, Series A, MBIA-Insured, 5.000% due 2/1/25	2,425,131
6,995,000	Gramercy Farms Community, Development District Special Assessment, Series B, 5.100% due 5/1/14	6,884,829
1,000,000	Hillsborough County, FL, IDA Revenue, National Gypsum Convention, Series A, 7.125% due 4/1/30 (a)	1,071,080
2,000,000	Miami-Dade County, FL, Solid Waste Systems Revenue, MBIA-Insured, 5.000% due 10/1/18	2,095,400
2,000,000	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	2,229,820
1,000,000	Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health System, Call 5/15/13 @ 100, 5.500% due 11/15/33 (b)	1,081,530
2,500,000	Reunion East Community Development District, Special Assessment, Series A, 7.375% due 5/1/33	2,780,950
	University of Central Florida:
1,000,000	Athletics Association Inc. COP, Series 2005-A, FGIC-Insured, 5.000% due 10/1/35	1,026,220
1,485,000	COP, Series A, FGIC-Insured, 5.000% due 10/1/25	1,538,237

	Total Florida	25,741,397

Georgia — 3.1%
6,000,000	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24	6,565,620
1,000,000	Atlanta, GA, Water and Wastewater Revenue, FSA-Insured, 5.000% due 11/1/34	1,036,180
1,500,000	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, Series C, 7.250% due 11/15/29	1,605,345
3,000,000	Gainesville, GA, Redevelopment Authority, Educational Facilities Revenue, Riverside Military Academy Inc., 5.125% due 3/1/37	2,948,280
2,000,000	Savannah, GA, EDA, Revenue, College of Arts & Design, Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (b)	2,157,680

	Total Georgia	14,313,105

Idaho — 0.5%
2,345,000	Idaho Health Facilities Authority Revenue, Portneuf Medical Center Project, Series A, Radian-Insured, 5.250% due 9/1/24 (c)	2,447,594

Illinois — 2.7%
45,000	Chicago, IL, Metropolitan HDC, Mortgage Revenue, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12	45,066
2,000,000	Chicago, IL, O’Hare International Airport, General Airport Revenue, Third Lien, Series 2003-A-2, 5.750% due 1/1/21 (a)	2,151,640

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	11

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Illinois — 2.7% (continued)
	Illinois DFA:
$2,000,000	Chicago Charter School Foundation Project, Series A, Call 12/01/12 @ 100, 6.250% due 12/1/32 (b)	$2,143,480
3,250,000	Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (a)	3,613,285
3,000,000	Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project, 5.000% due 12/1/36	2,932,080
1,500,000	Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital, Call 10/1/10 @ 101, 6.000% due 10/1/24 (b)	1,609,725

	Total Illinois	12,495,276

Indiana — 0.8%
2,000,000	Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project, 6.125% due 8/1/31	2,111,260
1,400,000	Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment, 5.250% due 2/1/31	1,441,454

	Total Indiana	3,552,714

Kansas — 0.5%
2,000,000	Overland Park, KS, Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32	2,132,960

Louisiana — 0.7%
1,000,000	Epps, LA, COP, 8.000% due 6/1/18	1,029,630
2,150,000	Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA-Insured, 6.550% due 9/1/25	2,356,981

	Total Louisiana	3,386,611

Maryland — 2.5%
1,000,000	Maryland Industrial Development Financing Authority Economic Development Revenue, Our Lady of Good Counsel School, Series 2005-A, 6.000% due 5/1/35	1,056,900
3,500,000	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, Series A, Call 12/1/09 @ 101, 7.730% due 12/1/27 (b)	3,835,475
	Maryland State Health & Higher EFA Revenue:
1,100,000	Edenwald, Series A, 5.400% due 1/1/37	1,125,949
	Maryland Institute College of Art:
1,900,000	5.000% due 6/1/21	1,945,828
2,095,000	5.000% due 6/1/24	2,124,100
	Washington Christian Academy:
250,000	5.250% due 7/1/18	251,462
1,170,000	5.500% due 7/1/38	1,172,492
2,500,000	Prince Georges County, MD, Hospital, Greater Southeast Health Care System, 6.375% due 1/1/23 (d)(e)(f)	0

	Total Maryland	11,512,206

See Notes to Financial Statements.

12	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Massachusetts — 1.5%
$1,380,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (a)	$1,385,354
3,000,000	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30 (b)	3,430,710
2,000,000	Massachusetts State HEFA Revenue, Caritas Christi Obligation, Series B, 6.750% due 7/1/16	2,208,560

	Total Massachusetts	7,024,624

Michigan — 4.7%
	Allen Academy, MI, COP:
2,500,000	8.000% due 6/1/33	2,580,050
1,000,000	Series A, 8.000% due 6/1/33	1,032,020
	Cesar Chavez Academy, COP:
1,635,000	6.500% due 2/1/33	1,709,523
1,600,000	8.000% due 2/1/33	1,791,792
15,000,000	Michigan State Hospital Finance Authority, Refunding Hospital, Sparrow Obligated, 5.000% due 11/15/31	14,998,800

	Total Michigan	22,112,185

Minnesota — 0.8%
1,715,000	Sartell, MN, Health Care & Housing Facilities Revenue, Foundation for Health Care Project, Series A, 8.000% due 9/1/30	1,880,600
	St. Paul, MN, Port Authority Lease Revenue, Regions Hospital Parking Ramp Project, Series 1:
475,000	5.000% due 8/1/21	475,679
1,375,000	5.000% due 8/1/36	1,338,068

	Total Minnesota	3,694,347

Mississippi — 0.9%
4,000,000	Mississippi Hospital Equipment & Facilities Authority Revenue, Mississippi Baptist Health System Inc., Series A, 5.000% due 8/15/26	4,028,160

Missouri — 2.0%
5,070,000	Missouri State Health & EFA Revenue, St. Lukes Episcopal, 5.000% due 12/1/20	5,160,449
	Raytown, MO, Annual Appropriation Supported Tax, Raytown Live Redevelopment Plan Project 1:
1,000,000	5.000% due 12/1/19	1,030,480
1,555,000	5.000% due 12/1/20	1,598,680
1,750,000	5.125% due 12/1/25	1,807,890

	Total Missouri	9,597,499

Montana — 0.7%
3,380,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (a)	3,406,330

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report.	13

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

New Hampshire — 0.8%
	New Hampshire HEFA Revenue:
$2,000,000	Covenant Health System, 5.500% due 7/1/34	$2,073,100
1,500,000	New Hampshire College, Call 1/1/11 @ 101, 7.500% due 1/1/31 (b)	1,682,970

	Total New Hampshire	3,756,070

New Jersey — 8.9%
3,390,000	Casino Reinvestment Development Authority Revenue, Series A, MBIA-Insured, 5.250% due 6/1/20	3,620,520
3,750,000	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., Series A, Call 11/15/10 @ 101, 8.250% due 11/15/30 (b)	4,282,088
	New Jersey EDA Revenue:
	Newark Downtown District Management Corp.:
400,000	5.125% due 6/15/27	402,284
700,000	5.125% due 6/15/37	699,426
8,000,000	Refunding, Series B, 6.875% due 1/1/37 (a)	8,499,920
3,545,000	New Jersey EFA Revenue, Stevens Institute of Technology, Series A, 5.000% due 7/1/27	3,561,342
	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group:
5,000,000	Call 7/1/10 @ 101, 7.500% due 7/1/30 (b)	5,544,000
7,000,000	Series A, 5.250% due 7/1/30	6,965,490
5,000,000	Tobacco Settlement Financing Corp.:
	Call 6/1/13 @ 100, 6.750% due 6/1/39 (b)	5,733,300
2,000,000	Call 6/1/13 @ 100, 7.000% due 6/1/41 (b)	2,319,140

	Total New Jersey	41,627,510

New Mexico — 1.6%
	Otero County, NM:
	COP, Jail Project Revenue:
1,630,000	5.750% due 4/1/18	1,637,596
500,000	6.000% due 4/1/23	506,035
500,000	6.000% due 4/1/28	503,185
3,000,000	Jail Project Revenue, 7.500% due 12/1/24	3,248,010
1,500,000	Sandoval County, NM, Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,558,965

	Total New Mexico	7,453,791

New York — 8.7%
1,000,000	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., Series A, Call 11/15/10 @ 101, 8.250% due 11/15/30 (b)	1,144,230
2,500,000	Dutchess County, NY, Industrial Development Agency, Refunding Bard College, Civic Facility Revenue A-1, 5.000% due 8/1/46	2,539,325
1,000,000	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured, GNMA-Collateralized, 5.500% due 3/20/40	1,087,180
1,000,000	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, Call 11/15/10 @ 102, 8.550% due 11/15/32 (b)	1,163,920

See Notes to Financial Statements.

14	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

New York — 8.7% (continued)
	New York City, NY, IDA, Civic Facilities Revenue:
$2,555,000	Amboy Properties Corp. Project, 6.750% due 6/1/20	$2,560,927
970,000	Community Hospital Brooklyn, 6.875% due 11/1/10	985,462
1,715,000	Special Needs Facilities Pooled Program, Series A-1, Call 7/1/10 @ 102, 8.125% due 7/1/19 (b)	1,905,639
1,500,000	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,565,310
	New York State Dormitory Authority Revenue:
4,000,000	Cornell University, Series A, 5.000% due 7/1/21	4,223,520
2,500,000	Mental Health Services Facilities Improvement, Series B, AMBAC-Insured, 5.000% due 2/15/35	2,580,700
7,500,000	New York University Hospitals Center, Series A, 5.000% due 7/1/26	7,373,625
10,000,000	New York, NY, GO, Series A, 5.000% due 8/1/26	10,404,000
415,000	New York State, COP, Hanson Redevelopment Project, 8.375% due 5/1/08	426,637
2,000,000	Onondaga County, NY, IDA, Solid Waste Disposal Facilities Revenue, Solvay Paperboard LLC Project, 7.000% due 11/1/30 (a)	2,069,580
1,000,000	Suffolk County, NY, IDA, Continuing Care Retirement Revenue, Refunding, Jeffersons Ferry Project, 5.000% due 11/1/28	1,004,330

	Total New York	41,034,385

North Carolina — 1.5%
1,880,000	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29	1,954,598
5,000,000	North Carolina Municipal Power Agency No.1, Catawba Electricity Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18	5,281,300

	Total North Carolina	7,235,898

Ohio — 2.2%
5,000,000	American Municipal Power-Ohio Inc., Electricity Purchase Revenue, Series A, 5.000% due 2/1/13	5,179,550
500,000	Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing St. Clarence, Series A, 6.125% due 5/1/26	516,510
2,500,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	2,710,775
2,000,000	Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center, 5.250% due 5/15/26	2,069,540

	Total Ohio	10,476,375

Oklahoma — 0.6%
415,000	Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized, 7.997% due 8/1/18 (a)	444,062
2,200,000	Tulsa, OK, Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11	2,209,724

	Total Oklahoma	2,653,786

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	15

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Oregon — 1.9%
	Klamath Falls, OR, Inter Community Hospital Authority Revenue:
$630,000	Merle West Medical Center, Call 9/1/12 @ 101, 6.250% due 9/1/31 (b)	$701,221
370,000	Unrefunded Balance, Merle West Medical Center, 6.250% due 9/1/31	393,377
8,000,000	Salem, OR, Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.000% due 8/15/36	7,951,280

	Total Oregon	9,045,878

Pennsylvania — 6.0%
1,000,000	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, Series A, Call 1/1/13 @ 101, 7.250% due 1/1/35 (b)	1,161,570
5,000,000	Dauphin County, PA, General Authority Revenue, Office & Packaging, 6.000% due 1/1/25	4,614,150
3,000,000	Harrisburg, PA, Authority University Revenue, Harrisburg University of Science, Series B, 6.000% due 9/1/36	3,086,640
1,000,000	Hazleton, PA, Health Services Authority, Hospital Revenue, St. Joseph’s Medical Center, 6.200% due 7/1/26	1,013,740
1,000,000	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	1,060,230
3,500,000	Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Bible Fellowship Church Home Inc., 7.750% due 11/1/33	3,785,985
2,000,000	Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center, 5.125% due 1/1/37	1,992,380
	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center:
6,000,000	6.625% due 7/1/19 (d)	210,000
5,000,000	6.750% due 7/1/29 (d)	175,000
965,000	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, Series A, 7.500% due 2/15/29	1,022,321
	Pennsylvania Economic Development Financing Authority:
3,000,000	Exempt Facilities Revenue, Reliant Energy Seward, Series A, 6.750% due 12/1/36 (a)(g)	3,294,690
1,000,000	Solid Waste Disposal Revenue, Waste Management Inc. Project, 5.100% due 10/1/27 (a)	986,300
1,000,000	Philadelphia, PA, Redevelopment Authority Revenue, Neighborhood Transformation, Series C, FGIC-Insured, 5.000% due 4/15/30	1,036,780
4,000,000	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, Series B, Call 11/15/10 @ 101, 8.125% due 11/15/30 (b)	4,539,040

	Total Pennsylvania	27,978,826

Puerto Rico — 1.1%
5,000,000	Puerto Rico Sales Tax Financing, Corp. Sales Tax Revenue, Series A, 5.250% due 8/1/57	5,225,450

Rhode Island — 0.2%
1,000,000	Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue Refunding, Series 2005, 7.250% due 7/15/35	1,096,820

See Notes to Financial Statements.

16	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

South Carolina — 1.3%
$2,000,000	Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian-Insured, 5.000% due 3/1/30	$2,033,980
2,000,000	Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project, 6.100% due 4/1/23 (a)	2,103,520
2,000,000	South Carolina State Public Service Authority Revenue, Santee Cooper, Series A, 5.000% due 1/1/36	2,073,560

	Total South Carolina	6,211,060

Tennessee — 1.6%
1,500,000	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/21	1,526,115
5,070,000	Knox County, TN, Health, Educational & Housing Facilities Board Revenue, University Health Systems Inc., 5.000% due 4/1/18	5,127,798
1,000,000	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, Series A, 5.750% due 9/1/37	1,011,930

	Total Tennessee	7,665,843

Texas — 9.3%
5,105,000	Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior Series A, 6.750% due 4/1/27 (d)	4,067,358
2,725,000	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady Ester, Series A, Call 6/1/09 @ 102, 6.875% due 6/1/29 (b)	2,915,777
1,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, Series A-7, 6.625% due 5/15/33 (a)	1,092,670
1,665,000	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (a)	1,705,676
195,000	Denton County, TX, Reclamation Road District, 8.500% due 6/1/16	195,107
1,400,000	Garza County, TX, Public Facility Corp., 5.500% due 10/1/19	1,484,924
3,000,000	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 10/1/12 (a)(g)	3,316,950
6,645,000	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, Series C, 6.125% due 7/15/27 (a)(c)	6,668,324
	Maverick County, TX, Public Facility Corp. Project Revenue, Series A-1:
635,000	6.250% due 2/1/24	636,003
520,000	6.375% due 2/1/29	520,863
	Midlothian, TX, Development Authority, Tax Increment Contract Revenue:
2,500,000	6.200% due 11/15/29	2,645,675
3,000,000	Call 5/15/11 @ 102, 7.875% due 11/15/26 (b)	3,467,280
1,200,000	Refunding, Subordinated Lien, Series B, 5.125% due 11/15/26	1,193,364
3,000,000	North Texas Tollway Authority, Dallas North Tollway Systems Revenue, Series A, FSA-Insured, 5.000% due 1/1/35	3,087,810
1,995,000	Port Corpus Christi, TX, Celanese Project, Series A, 6.450% due 11/1/30 San Leanna Educational Facilities Corp., Education Revenue:	2,142,790
1,000,000	Saint Edwards University Project, 5.000% due 6/1/20	1,026,500
2,000,000	Saint Edwards University Project, 5.125% due 6/1/22	2,064,560
1,100,000	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Northwest Senior Housing Edgemere Project, Series A, 5.750% due 11/15/12	1,139,347

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report.	17

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Texas — 9.3% (continued)
	Willacy County, TX, PFC Project Revenue:
$1,190,000	County Jail, 7.500% due 11/1/25	$1,260,365
3,000,000	Series A-1, 8.250% due 12/1/23	3,104,970

	Total Texas	43,736,313

Virginia — 2.1%
1,210,000	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	1,260,263
1,000,000	Broad Street CDA Revenue, 7.500% due 6/1/33	1,118,360
	Virginia Beach, VA, Development Authority MFH Revenue, Residential Rental:
2,440,000	Hampton Project, 7.500% due 10/1/39 (a)	2,667,262
2,440,000	Mayfair Project, 7.500% due 10/1/39 (a)	2,667,262
2,000,000	Virginia College Building Authority, VA, Educational Facilities Revenue, Roanoke College, 5.000% due 4/1/33	2,050,720

	Total Virginia	9,763,867

Wisconsin — 0.6%
	Wisconsin State HEFA Revenue:
1,000,000	Aurora Health Care, 6.400% due 4/15/33	1,084,060
1,500,000	Marshfield Clinic, Series B, 6.000% due 2/15/25	1,576,260

	Total Wisconsin	2,660,320

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost $460,975,227)	465,693,033
SHORT-TERM INVESTMENTS — 0.2%
Colorado — 0.0%
100,000	Colorado Springs, CO, Revenue, Colorado College Project, SPA- JPMorgan Chase, 3.770%, 8/1/07 (h)	100,000

Oregon — 0.2%
800,000	Oregon State GO, Series 73F, SPA-Bayerische Landesbank, 3.570%, 8/1/07 (h)	800,000

Pennsylvania — 0.0%
100,000	Pennsylvania State Higher EFA, Carnegie Mellon University, Series B, SPA-Morgan Guaranty Trust, 3.690%, 8/1/07 (h)	100,000
100,000	Philadelphia, PA, Hospitals and Higher EFA, Revenue, Children’s Hospital Project, Series B, SPA-JPMorgan Chase & Westdeutsche Landesbank, 3.680%, 8/1/07 (h)	100,000

	Total Pennsylvania	200,000

	TOTAL SHORT-TERM INVESTMENTS (Cost —$1,100,000)	1,100,000
	TOTAL INVESTMENTS — 99.5% (Cost — $462,075,227#)	466,793,033
	Other Assets in Excess of Liabilities — 0.5%	2,123,811

	TOTAL NET ASSETS — 100.0%	$468,916,844

See Notes to Financial Statements.

18	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	All or a portion of this security is segregated for extended settlements.
(d)	Security is currently in default.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(f)	Illiquid security.
(g)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2007.
(h)

Variable rate demand obligations have a demand feature under which the Fund can tender obligations back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $461,903,916.

Abbreviations used in this schedule:
ACA	– American Capital Assurance
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Administration
FSA	– Financial Security Assurance
GNMA	– Government National Mortgage Association
GO	– General Obligation
HDC	– Housing Development Corporation
HEFA	– Health & Educational Facilities Authority
HFA	– Housing Finance Authority
IBC	– Insured Bond Certificates
IDA	– Industrial Development Authority
IDR	– Industrial Development Revenue
MBIA	– Municipal Bond Investors Assurance Corporation
MFH	– Multi-Family Housing
PFC	– Public Facilities Corporation
RDA	– Redevelopment Agency
Radian	– Radian Assets Assurance
SPA	– Standby Bond Purchase Agreement
USD	– Unified School District

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	19

Schedule of Investments (July 31, 2007) (continued)

Summary of Investments by Industry* (unaudited)
Hospitals	20.9%
Pre-Refunded	15.5
Education	11.9
Miscellaneous	9.0
General Obligation	8.5
Industrial Development	6.4
Transportation	5.7
Life Care Systems	4.6
Utilities	3.8
Public Facilities	3.7
Housing: Multi-Family	3.1
Tax Allocation	2.5
Pollution Control	2.4
Cogeneration Facilities	0.7
Water & Sewer	0.6
Solid Waste	0.4
Government Facilities	0.2
Housing: Single-Family	0.1

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2007 and subject to change.

Ratings Table† ** (unaudited)
S&P/Moody’s‡
AAA/Aaa	16.8%
AA/Aa	6.1
A	18.6
BBB/Baa	18.9
BB/Ba	2.2
B/B	3.1
CCC/Caa	0.4
A-1/VMIG1	0.2
NR	33.7

100.0%

**

On July 31, 2007, due to abnormal market conditions the Fund had 22.9% of its assets invested in securities rated high investment grade, which was in excess of the limit stipulated for normal market conditions. Subsequently, on August 24, 2007, the Fund reduced its investment in high investment grade to 19.9%.

†	As a percentage of total investments.
‡	S&P primary rating; Moody’s secondary.

See pages 21 and 22 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	20

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	21

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

22	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Statement of Assets and Liabilities (July 31, 2007)
ASSETS:
Investments, at value (Cost — $462,075,227)	$466,793,033
Interest receivable	6,224,814
Receivable for securities sold	4,614,167
Receivable for Fund shares sold	2,235,229
Prepaid expenses	30,809

Total Assets	479,898,052

LIABILITIES:
Payable for securities purchased	8,733,327
Distributions payable	874,572
Payable for Fund shares repurchased	847,223
Investment management fee payable	218,748
Distribution fees payable	99,998
Deferred compensation payable	31,701
Due to custodian	26,729
Trustees’ fees payable	8,561
Accrued expenses	140,349

Total Liabilities	10,981,208

Total Net Assets	$468,916,844

NET ASSETS:
Par value (Note 6)	$312
Paid-in capital in excess of par value	526,765,432
Undistributed net investment income	362,035
Accumulated net realized loss on investments and futures contracts	(62,928,741)
Net unrealized appreciation on investments	4,717,806

Total Net Assets	$468,916,844

Shares Outstanding:
Class A	25,245,967

Class B	2,335,809

Class C	3,633,037

Class I	29,497

Net Asset Value:
Class A (and redemption price)	$15.01

Class B *	$15.01

Class C *	$15.00

Class I	$15.01

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%) **	$15.68

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
**	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	23

Statement of Operations (For the year ended July 31, 2007)
INVESTMENT INCOME:
Interest	$24,137,155

EXPENSES:
Investment management fee (Note 2)	2,326,353
Distribution fees (Notes 2 and 4)	1,067,832
Legal fees	197,165
Shareholder reports (Note 4)	79,247
Transfer agent fees (Note 4)	77,721
Registration fees	70,669
Trustees’ fees (Note 11)	44,786
Audit and tax	40,657
Restructuring and reorganization fees (Note 11)	20,904
Insurance	7,804
Custody fees	3,887
Miscellaneous expenses	8,689

Total Expenses	3,945,714
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(11,808)

Net Expenses	3,933,906

Net Investment Income	20,203,249

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(82,800)
Futures contracts	3,499,461

Net Realized Gain	3,416,661

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(952,636)
Futures contracts	296,552

Change in Net Unrealized Appreciation/Depreciation	(656,084)

Net Gain on Investments and Futures Contracts	2,760,577

Increase in Net Assets From Operations	$22,963,826

See Notes to Financial Statements.

24	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2007	2006

OPERATIONS:
Net investment income	$20,203,249	$18,320,969
Net realized gain	3,416,661	5,074,516
Change in net unrealized appreciation/depreciation	(656,084)	6,467,912

Increase in Net Assets From Operations	22,963,826	29,863,397

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(20,644,401)	(17,227,527)

Decrease in Net Assets From Distributions to Shareholders	(20,644,401)	(17,227,527)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	187,134,442	34,919,997
Reinvestment of distributions	10,312,035	9,333,138
Cost of shares repurchased	(69,055,162)	(67,127,157)

Increase (Decrease) in Net Assets From Fund Share Transactions	128,391,315	(22,874,022)

Increase (Decrease) in Net Assets	130,710,740	(10,238,152)
NET ASSETS:
Beginning of year	338,206,104	348,444,256

End of year*	$468,916,844	$338,206,104
* Includes undistributed net investment income of:	$362,035	$813,376

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2007		2006	2005		2004	2003

Net Asset Value, Beginning of Year	$14.88		$14.33	$14.33		$14.64	$15.40

Income (Loss) From Operations:
Net investment income	0.74		0.81	0.83		0.94	1.01
Net realized and unrealized gain (loss)	0.15		0.50	0.08		(0.28)	(0.80)

Total Income From Operations	0.89		1.31	0.91		0.66	0.21

Less Distributions From:
Net investment income	(0.76)		(0.76)	(0.91)		(0.97)	(0.97)

Total Distributions	(0.76)		(0.76)	(0.91)		(0.97)	(0.97)

Net Asset Value, End of Year	$15.01		$14.88	$14.33		$14.33	$14.64

Total Return(2)	6.06%		9.40%	6.56	% (3)	4.58%	1.45%

Net Assets, End of Year (millions)	$379		$269	$271		$293	$326

Ratios to Average Net Assets:
Gross expenses	0.83	% (4)	0.89%	0.93%		0.84%	0.85%
Net expenses	0.83	(4)(5)	0.88 (5)	0.91	(5)	0.84	0.85
Net investment income	4.88		5.55	5.83		6.41	6.72

Portfolio Turnover Rate	10%		13%	42%		21%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.82% and 0.82%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2007		2006	2005		2004	2003

Net Asset Value, Beginning of Year	$14.89		$14.34	$14.34		$14.65	$15.40

Income (Loss) From Operations:
Net investment income	0.66		0.73	0.76		0.86	0.93
Net realized and unrealized gain (loss)	0.14		0.51	0.08		(0.28)	(0.78)

Total Income From Operations	0.80		1.24	0.84		0.58	0.15

Less Distributions From:
Net investment income	(0.68)		(0.69)	(0.84)		(0.89)	(0.90)

Total Distributions	(0.68)		(0.69)	(0.84)		(0.89)	(0.90)

Net Asset Value, End of Year	$15.01		$14.89	$14.34		$14.34	$14.65

Total Return(2)	5.45%		8.86%	6.02	% (3)	4.04%	0.99%

Net Assets, End of Year (millions)	$35		$44	$51		$60	$76

Ratios to Average Net Assets:
Gross expenses	1.36	% (4)	1.40%	1.44%		1.35%	1.35%
Net expenses	1.35	(4)(5)	1.39 (5)	1.43	(5)	1.35	1.35
Net investment income	4.38		5.02	5.32		5.91	6.22

Portfolio Turnover Rate	10%		13%	42%		21%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.35% and 1.34%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2007		2006	2005		2004	2003

Net Asset Value, Beginning of Year	$14.87		$14.33	$14.32		$14.63	$15.39

Income (Loss) From Operations:
Net investment income	0.65		0.73	0.75		0.86	0.92
Net realized and unrealized gain (loss)	0.15		0.49	0.09		(0.28)	(0.79)

Total Income From Operations	0.80		1.22	0.84		0.58	0.13

Less Distributions From:
Net investment income	(0.67)		(0.68)	(0.83)		(0.89)	(0.89)

Total Distributions	(0.67)		(0.68)	(0.83)		(0.89)	(0.89)

Net Asset Value, End of Year	$15.00		$14.87	$14.33		$14.32	$14.63

Total Return(2)	5.46%		8.74%	6.03	% (3)	4.00%	0.89%

Net Assets, End of Year (millions)	$55		$25	$26		$24	$25

Ratios to Average Net Assets:
Gross expenses	1.37	% (4)	1.45%	1.49%		1.40%	1.41%
Net expenses	1.37	(4)(5)	1.44 (5)	1.48	(5)	1.40	1.41
Net investment income	4.30		4.98	5.26		5.86	6.16

Portfolio Turnover Rate	10%		13%	42%		21%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.37% and 1.37%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class I Shares(1)	2007 (2)

Net Asset Value, Beginning of Year	$15.20

Income (Loss) From Operations:
Net investment income	0.26
Net realized and unrealized loss	(0.18)

Total Income From Operations	0.08

Less Distributions From:
Net investment income	(0.27)

Total Distributions	(0.27)

Net Asset Value, End of Year	$15.01

Total Return(3)	0.53%

Net Assets, End of Year (000s)	$443

Ratios to Average Net Assets:
Gross expenses	0.66	% (4)
Net expenses	0.66	(4)
Net investment income	4.76	(4)

Portfolio Turnover Rate	10%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period March 20, 2007 (inception date) to July 31, 2007.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Municipal High Income Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment series of the Legg Mason Partners Income Funds, a Massachusetts business trust, registered under the 1940 act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

30	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report.	31

Notes to Financial Statements (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$(31,093)	$31,093	—
(b)	20,904	—	$(20,904)

(a)	Reclassification are primarily due to differences between book and tax accretion of market discount on fixed income securities.
(b)	Reclassification are primarily due to a book/tax differences in the treatment of various items.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

(“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended July 31, 2007, the Fund was reimbursed for expenses in the amount of $11,808.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 4.00% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and 1.00% per year until no CDSC is

32	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2007, LMIS and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$29,000	$44,000	$11,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2007, the Fund had accrued $31,701 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$183,464,850

Sales	40,273,977

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	33

Notes to Financial Statements (continued)

At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,923,357
Gross unrealized depreciation	(17,034,240)

Net unrealized appreciation	$4,889,117

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$510,546	$58,865	$58,964
Class B	263,044	11,853	13,822
Class C	294,242	6,988	6,461
Class I†	—	15	—

Total	$1,067,832	$77,721	$79,247

†	For the period March 20, 2007 (inception date) to July 31, 2007.

5. Distributions to Shareholders by Class

	Year Ended July 31, 2007	Year Ended July 31, 2006

Net Investment Income
Class A	$16,967,134	$13,922,668
Class B	1,834,700	2,193,988
Class C	1,837,529	1,110,871
Class I†	5,038	—

Total	$20,644,401	$17,227,527

†	For the period March 20, 2007 (inception date) to July 31, 2007.

6. Shares of Beneficial Interest

At July 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

34	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	9,793,853	$147,656,438	2,002,272	$29,289,063
Shares issued on reinvestment	589,621	8,898,068	545,069	7,947,884
Shares repurchased	(3,246,386)	(48,946,611)	(3,364,806)	(49,020,959)

Net Increase (Decrease)	7,137,088	$107,607,895	(817,465)	$(11,784,012)

Class B
Shares sold	286,492	$4,317,528	145,116	$2,127,089
Shares issued on reinvestment	42,725	644,834	57,832	843,204
Shares repurchased	(941,559)	(14,199,476)	(838,634)	(12,195,806)

Net Decrease	(612,342)	$(9,237,114)	(635,686)	$(9,225,513)

Class C
Shares sold	2,302,894	$34,715,401	238,410	$3,503,845
Shares issued on reinvestment	50,916	768,216	37,206	542,050
Shares repurchased	(392,617)	(5,909,000)	(407,426)	(5,910,392)

Net Increase (Decrease)	1,961,193	$29,574,617	(131,810)	$(1,864,497)

Class I†
Shares sold	29,441	$445,075	—	—
Shares issued on reinvestment	61	917	—	—
Shares repurchased	(5)	(75)	—	—

Net Increase	29,497	$445,917	—	—

† For the period March 20, 2007 (inception date) to July 31, 2007.

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I

Daily 8/31/2007	$0.067414	$0.059983	$0.059878	$0.069660

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2007	2006

Distributions paid from:
Tax-Exempt Income	$20,610,437	$16,900,982
Ordinary Income	33,964	326,545

Total Taxable Distributions	$33,964	$326,545

Total Distributions Paid	$20,644,401	$17,227,527

Legg Mason Partners Municipal High Income Fund2007 Annual Report.	35

Notes to Financial Statements (continued)

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$416,980

Capital loss carryforward*	$(63,100,052)
Other book/tax temporary differences(a)	(54,945)
Unrealized appreciation/(depreciation)(b)	4,889,117

Total accumulated earnings/(losses) — net	$(57,848,900)

*During the taxable year ended July 31, 2007, the Fund utilized $ 2,989,126 of its capital loss carryover available from prior years.

     As of July 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

7/31/2010	$(1,263,689)
7/31/2011	(3,834,151)
7/31/2012	(11,653,755)
7/31/2013	(25,925,282)
7/31/2014	(20,423,175)

$(63,100,052)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

8. Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, and the then investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the

36	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	37

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including the Fund), and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds

38	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	39

Notes to Financial Statements (continued)

likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*     *     *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Municipal High Income Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

14. Shareholder Information

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

40	Legg Mason Partners Municipal High Income Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Municipal High Income Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Income Funds) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Municipal High Income Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2007

Legg Mason Partners Municipal High Income Fund 2007 Annual Report	41

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Municipal High Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	69

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	69	None
Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

42	Legg Mason Partners Municipal High Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	69	None
Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None
Stephen Randolph Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	69

Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1997 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	69	None

Legg Mason Partners Municipal High Income Fund	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None
Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	69	None
Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	69	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69

Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	69	None

44	Legg Mason Partners Municipal High Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 150 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	133	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)

				N/A	N/A

Legg Mason Partners Municipal High Income Fund	45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)

				N/A	N/A

46	Legg Mason Partners Municipal High Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007

Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.
***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Municipal High Income Fund	47

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from August 2006 through June 2007 qualify as tax-exempt interest dividends for Federal income tax purposes. 98.08% of the net investment income distribution paid in July 2007 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

48	Legg Mason Partners Municipal High Income Fund

Legg Mason Partners Municipal High Income Fund

INVESTMENT MANAGER
TRUSTEES

Elliot J. Bery

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

     Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Western Asset Management
Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member FINRA, SIPC

FD0427 9/07                   SR07-403

Legg Mason Partners
Municipal High Income Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholders Service at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2006 and July 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,200 in 2006 and $169,800 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $28,171 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Funds and for the audit procedures performed in connection with the Tender Options Bonds.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees thatrequired pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $31,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2006 and $8,800 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following dates: December 1, 2006, February 2, 2007, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) (1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust
By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Trust
Date:	October 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust
Date:	October 4, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino) Chief Financial Officer of Legg Mason Partners Income Trust
Date:	October 4, 2007